                                                                   Exhibit 10.42

                             CONTRIBUTION AGREEMENT


        This Contribution Agreement (the "Agreement") is made as of this 22nd day of April, 1999, by and between Continuus Software Corporation, a California corporation (the "Company"), and each of Norwest Equity Partners IV ("Norwest IV"), Norwest Equity Partners V ("Norwest V"), Brentwood Associates VI, LP ("Brentwood"), Advanced Technology Ventures III ("ATV"), Accel Investors '95 L.P. ("Accel 95"), Accel IV L.P. ("Accel IV"), Accel Keiretsu L.P. ("Accel Keiretsu") and Ellmore C. Patterson Partners ("Patterson Partners") (collectively, the "Guarantors" and individually, each a "Guarantor").

                                    RECITALS:

        A. WHEREAS, the Guarantors each own an equity interest in the Company;

        B. WHEREAS, concurrently herewith, the Company and Silicon Valley Bank (the "Bank") will enter into that certain Loan Agreement dated of even date herewith (the "Loan Agreement"), pursuant to which the Bank agrees to advance $2,000,000 to the Company (the "Loan");

        C. WHEREAS, as a condition to entering the Loan Agreement and making the Loan, the Bank is requiring that Norwest V and Brentwood (together, the "Named Guarantors") guarantee in aggregate all $2,000,000 of the Company's obligations under the Loan Agreement pursuant to that certain Unconditional Guaranty dated April 22, 1999 between Norwest V and the Bank in the amount of $1,160,000 and that certain Unconditional Guaranty dated April 22, 1999 between Brentwood and the Bank in the amount of $840,000 (each a "Guaranty," collectively the "Guaranties") substantially in the forms attached hereto as Exhibit A;

        D. WHEREAS, each of Norwest IV, ATV, Accel 95, Accel IV, Accel Keiretsu and Patterson Partners have agreed to participate in the guarantee of the Company's obligations under the Loan but will not be a party to the Guaranties;

        E. WHEREAS, the Named Guarantors are unwilling to sign the Guaranties absent an agreement among the Guarantors that all risks and liabilities associated with the Guaranties are to be borne by all of the Guarantors pursuant to their pro rata equity ownership in the Company relative to the other Guarantors; and

        F. WHEREAS, as consideration for the execution of the Guaranties by the Named Guarantors and this Agreement by the Guarantors and the obligations of the Named Guarantors thereby and the Guarantors hereby, the Company has agreed to issue to each Guarantor warrants to purchase Common Stock of the Company as set forth below.

        NOW THEREFORE, for good and valuable consideration, the parties hereto agree as follows:



                                       1.

        1. Right to Contribution. If any Named Guarantor or Named Guarantors (a "Paying Guarantor" or the "Paying Guarantors") from time to time makes any good faith payment in connection with the Guaranties (the "Payment"), each other Guarantor (each a "Contributing Guarantor") shall have an unconditional obligation to pay to the Paying Guarantor(s) an amount (the "Required Contribution Amount") so that after payment of the Required Contribution Amount all risks and liabilities shall have been borne by all of the Guarantors pursuant to their pro rata equity ownership in the Company relative to the other Guarantors as of the date of this Agreement and as set forth in Exhibit B hereto. The Contributing Guarantors shall pay their applicable Required Contribution Amount to the Paying Guarantor(s) within five days of receipt of a written demand for contribution of the Required Contribution Amount (the "Contribution Demand Notice"). The Contribution Demand Notice shall set forth the aggregate amount of the Payment and the Required Contribution Amount.

        2. Default. If any Guarantor fails to pay a Required Contribution Amount owed by such Guarantor within five days from the date of receipt of a Contribution Demand Notice, such Guarantor shall be deemed to be a "Defaulting Guarantor." The Defaulting Guarantor shall pay interest on the Required Contribution Amount to the Paying Guarantor at a rate equal to the lesser of (i) the Prime Rate [(as defined in the Loan Agreement)] plus two percent (2%), and
(ii) the highest rate permitted by law. The interest shall begin to accrue as of the date of the Contribution Demand Notice.

        3. Absolute Obligation. Each Guarantor specifically acknowledges that such Guarantor is obligated to contribute such Guarantor's respective share to the other Guarantors under this Agreement regardless of whether:

                a. The amount of Payment is determined (i) in court or by arbitration or by settlement of a disputed claim by any party, or (ii) by a good faith agreement settling or establishing the amount of the Payment; or

                b. The Contributing Guarantor has had the opportunity to defend or in any way diminish or discharge the amounts paid by a Paying Guarantor pursuant to the Guaranties; provided, however, that each of the Named Guarantors will from time to time in good faith attempt to inform the other Guarantors of the status of the Guaranties and any Payment or potential Payment therefrom.

        4. Issuance of Initial Warrants. Upon execution of this Agreement, the Company has agreed to issue to each Guarantor warrants to purchase the Guarantor's pro rata share (as set forth on Exhibit C hereto) of 142,861 shares of Common Stock of the Company (the "Initial Warrants") in substantially the form attached hereto as Exhibit D.



                                       2.

        5. Payment Consequences. The Company agrees that on the first occasion, if any, that the Named Guarantor(s) are required to make a Payment, the Company will issue to each Paying Guarantor and Contributing Guarantor (but not including any Defaulting Guarantor) (i) warrants to purchase such Guarantor's pro rata share (based on the portion of the Payment paid or reimbursed by such Guarantor) of an additional 95,242 shares of Common Stock of the Company (the "Secondary Warrants") in substantially the form attached hereto as Exhibit D.

        6. Amendment. This Agreement may be amended and any provision of this Agreement waived only with the written agreement of the Company and Guarantors who are the guarantees of a majority of the Loan under this Agreement; provided, however, no such amendment or waiver is permitted which would increase the amount for which any Guarantor could be held liable hereunder, without the prior written consent of all the Guarantors.

        7. Termination. This Agreement, as it may be modified or amended from time to time, shall remain in effect, and shall not be terminated, until the Guaranties and all Required Contribution Amounts have been discharged or otherwise satisfied in accordance with their terms.

        8. Attorneys' Fees. In the event one party brings an action to enforce the provisions of this Agreement, the prevailing party in such action shall be entitled to recover from the non-prevailing party the costs, expenses and reasonable attorneys' fees associated with such action, which costs, expenses and attorneys fees (including fees on appeal) may be made a part of any award of judgment entered.

        9. Governing Law; Miscellaneous. This Agreement shall be governed by and construed in accordance with the internal laws of the state of California.

        10. Assignment. This Agreement shall inure to the benefit of the parties hereto, their successors and assigns, and shall be binding upon the Guarantors and the Company and their respective successors and assigns. The obligations of each Guarantor under this Agreement may only be assigned, including by operation of law, to another Guarantor, unless otherwise agreed to by written consent of the Company and all of the Guarantors.

        11. No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and their respective successors and assigns. Neither the Bank nor any other person shall be a beneficiary of or to any of the provisions of this Agreement, and the parties hereto specifically deny any intention to do so.

        12. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery of any executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of an original executed counterpart of this Agreement.



                                       3.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

CONTINUUS SOFTWARE CORPORATION              NORWEST EQUITY PARTNERS IV


By: /s/ Steven L. Johnson                   By: /s/ Kevin Hall
   -------------------------------             ---------------------------------
   Its:                                        Its:
      ----------------------------                ------------------------------


                                            NORWEST EQUITY PARTNERS V


                                            By: /s/ Kevin Hall
                                               ---------------------------------
                                               Its:
                                                  ------------------------------


                                            BRENTWOOD ASSOCIATES VI, LP


                                            By: Brentwood VI Ventures, L.P.
                                               ---------------------------------
                                               Its: General Partner
                                                  ------------------------------


                                            By: /s/ G. Bradford Jones
                                               ---------------------------------
                                               Its: General Partner
                                                  ------------------------------


                                            ADVANCED TECHNOLOGY VENTURES III


                                            By: /s/
                                               ---------------------------------
                                               Its: General Partner
                                                  ------------------------------


                                            ACCEL INVESTORS '95 L.P.


                                            By: /s/ Ellmore C. Patterson
                                               ---------------------------------
                                               Its:
                                                  ------------------------------


                                            ACCEL IV L.P.


                                            By: /s/ Ellmore C. Patterson
                                               ---------------------------------
                                               Its:
                                                  ------------------------------



                                       4.

                                            ACCEL KEIRETSU L.P.


                                            By: /s/ Ellmore C. Patterson
                                               ---------------------------------
                                               Its:
                                                  ------------------------------


                                            ELLMORE C. PATTERSON PARTNERS


                                            By: /s/ Ellmore C. Patterson
                                               ---------------------------------
                                               Its:
                                                  ------------------------------



                                       5.

                                    EXHIBIT A

                            UNCONDITIONAL GUARANTIES

                                    EXHIBIT B



Norwest Equity Partners IV                     21.9 %
Norwest Equity Partners V                      18.0 %
Brentwood Associates VI, LP                    28.7 %
Advanced Technology Ventures III               18.6 %
Accel Investors '95 L.P.                        0.5 %
Accel IV L.P.                                  11.6 %
Accel Keiretsu L.P.                             0.2 %
Ellmore C. Patterson Partners                   0.3 %

                                    EXHIBIT C

NUMBER OF WARRANTS UNDER SECTION 4

Pro rata share of warrants to purchase 142,861 shares:

Norwest Equity Partners IV                     31,311
Norwest Equity Partners V                      25,766
Brentwood Associates VI, LP                    41,055
Advanced Technology Ventures III               26,583
Accel Investors '95 L.P.                          781
Accel IV L.P.                                  16,620
Accel Keiretsu L.P.                               345
Ellmore C. Patterson Partners                     400


NUMBER OF WARRANTS UNDER SECTION 5

Pro rata share of warrants to purchase 95,242 shares:

Norwest Equity Partners IV                     20,874
Norwest Equity Partners V                      17,178
Brentwood Associates VI, LP                    27,370
Advanced Technology Ventures III               17,722
Accel Investors '95 L.P.                          521
Accel IV L.P.                                  11,080
Accel Keiretsu L.P.                               230
Ellmore C. Patterson Partners                     267